EXHIBIT 10 (b)


                         TECHNOLOGY ASSIGNMENT AGREEMENT


         Agreement dated as of October 2, 2003, by and between MURRAY UNITED DEVELOPMENT CORP., a corporation duly organized and existing under the laws of the State of Delaware (hereinafter referred to as "Company"), GEORGE JOHNSON, residing at 2218 Jones Lane, Wilmington, DE 19810-2737, and WILLIAM L. JOHNSON, residing at 100 Nina Court, Bear, DE 19701-1671 (such two individuals being referred to herein individually as an "Inventor" and jointly as the "Inventors").

                                    RECITALS

         WHEREAS, pursuant to a certain Technology Development Consulting Agreement, dated as of June 1, 2002, the Company engaged the Inventors to develop a method, materials and apparatus to be used to produce photo galvanic hydrogen (the "PGH Technology") and to prepare and file in the U.S. Patent and Trademark Office a provisional patent application relating thereto (the "Provisional Patent Application"); and

         WHEREAS, the Inventors have completed their services under the Technology Development Consulting Agreement; and

         WHEREAS, the Company wishes to acquire all right, title and interest of the Inventors in (i) any PGH Technology developed by the Inventors, (ii) the Provisional Patent Application, and (iii) all Letters Patent that may be granted for the PGH Technology; and

         WHEREAS, the Inventors are willing assign to the Company all of their respective right, title and interest in the PGH Technology, the Provisional Patent Application, and all Letters Patent that may be granted for the PGH Technology, subject to the terms and conditions provided herein.

         NOW, THEREFORE, in consideration of the above recitals, the terms and covenants of this Agreement, and other valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

                                   SECTION ONE
                               AGREEMENT TO ASSIGN

                  Inventors hereby agree to assign to the Company all of their right, title and interest in the PGH Technology, the Provisional Patent Application, and all Letters Patent that may be granted for the PGH Technology. A COPY OF THE FORM OF SUCH ASSIGNMENT IS ATTACHED HERETO AS EXHIBIT A.

                                   SECTION TWO
                                  CONSIDERATION

         A. In consideration of such assignment, the Company hereby grants to the Inventors, or either of them as they may determine, a right of first refusal to perform all consulting services derived from contracts and/or grants entered into between the Company and third parties relating to the development of the PGH Technology. Promptly upon receipt of a grant or the execution of a contract with a third party to develop the PGH Technology, Company will provide a written offer to Inventors to perform the services required to be performed under such contract or grant. Inventors shall have twenty (20) days to decide whether to accept such offer. If the Inventors do not accept such offer within such twenty
(20) day period, Company may offer to a third party the right to perform the services under such contract or grant on the same terms and conditions as was offered to the Inventors hereunder. Company agrees that it will not enter into any contract or arrangement to provide services under any such grant or contract on terms that are more favorable than the terms offered to Inventors consulting without having complied with Inventors' right of first refusal hereunder.

         B. The Company further agrees that, upon submission of appropriate invoices, the Company will reimburse the Inventors up to $5,000 for their out-of-pocket expenses incurred for materials and supplies to build apparatus relating to PGH Technology and for collecting and testing for the production of hydrogen.

                                  SECTION THREE
                                   ASSIGNMENT

         The rights and obligations of Inventors under this agreement are personal to Inventors and may not be assigned or transferred to any other person, firm or corporation without the prior express and written consent of Company.

                                  SECTION FOUR
                         ENTIRE AGREEMENT; MODIFICATIONS

         The agreement shall constitute the entire agreement between the parties and any prior understanding or representation of any kind preceding the date of this agreement shall not be binding upon either party except to the extent incorporated in this agreement. Any modification of this agreement or additional obligation assumed by either party in connection with this agreement shall be binding only if evidenced in writing signed by each party or an authorized representative of each party.

                                  SECTION FIVE
                                  GOVERNING LAW

         It is agreed that this agreement shall be governed by, construed, and enforced in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, each party to this agreement has caused it to be executed as of the date first above written.


              10/02/03      /s/   George Howard Johnson
                            ---------------------------
                                  GEORGE JOHNSON

              10/02/03      /s/   William L. Johnson
                            ---------------------------
                                  WILLIAM L. JOHNSON
NOTARY
SEAL
                              MURRAY UNITED DEVELOPMENT CORP.

                        By: /s/   Anthony S. Campo
                            ------------------------------------------------
                                  ANTHONY S. CAMPO, Executive Vice President

                                    EXHIBIT A



U.S.PATENT APPLICATION NO.  60/488,091             ATTORNEY DOCKET NO.  4393-003









                     ASSIGNMENT OF INVENTION & PATENT RIGHTS

         WHEREAS, GEORGE H. JOHNSON, a United States citizen presently residing at 2218 Jones Lane, Wilmington, DE 19810-2737 (USA) and WILLIAM L. JOHNSON, a United States citizen presently residing at 100 Nina Court, Bear, DE 19701-1671
(USA) (hereinafter collectively referred to as "Assignors") have invented a new and useful Invention entitled,

                   "HYDROGEN GENERATING APPARATUS AND METHODS"

for which they have filed as United States Provisional Patent Application No. 60/488,091; and

         WHEREAS, MURRAY UNITED DEVELOPMENT CORPORATION, a U.S. Corporation, having a place of business at P.O. BOX 669, HUNTINGTON, NY 11743 (U.S.A.) (hereinafter referred to as "Assignee"), is desirous of acquiring, for the United States of America and all countries foreign to the United States of America, the entire right, title and interest in, to and under (1) the Invention, (2) all patent applications that may be filed for the Invention and that may ultimately claim the benefit of priority from the filing date of the above-identified United States Application, and (3) any Letters Patent that may be granted for said Invention, as hereinafter more fully set forth:

         NOW, THEREFORE, TO ALL WHOM IT MAY CONCERN, in consideration of the sum of One Dollar ($1.00) paid to the Assignors, and/or of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, have sold, assigned, transferred and set over, and by these presents does hereby sell, assign, transfer and set over, unto the Assignee, its successors, legal representatives and assigns, the entire right, title and interest in, to and under the Invention, and all applications for Letters Patent that may hereafter be filed for said Invention in any country and all Letters Patent that may be granted for said Invention in any country (including, without limitation, all extensions, renewals, reissues, reexaminations and the like thereof and such other forms of protection of industrial property as may be provided by any country), and all rights of priority in any country that are based upon the filing date of the above-identified United States Application and that are created by any law, treaty or international convention; the above transferred right, title and interest to be held and enjoyed by said Assignee, their successors, legal representatives and assigns as fully and entirely as the same would have been held and enjoyed by the Assignors had this assignment not been made;

         AND THE ASSIGNORS HEREBY authorize and request all appropriate and competent Officials in all countries, whose duty it is to issue or grant Letters Patents on applications as aforesaid, to issue or grant all Letters Patent for said Invention to the Assignee, its successors, legal representatives and assigns, in accordance with the terms of this instrument;

         AND THE ASSIGNORS HEREBY represent and covenant that they have the full right to convey the entire interest herein assigned and that they have not executed, and will not execute, any agreement in conflict herewith;

         AND THE ASSIGNORS HEREBY further covenant and agree that, at the request and expense of the Assignee, its successors, legal representatives and assigns, but without demanding further consideration therefor, they will (1) assist in the prosecution of all applications for Letters Patent as herein described and any other applications for Letters Patent that may be made covering said Invention; (2) communicate any and all facts known to him respecting said Invention; (3) testify in any legal proceeding involving said Invention; (4) execute and acknowledge all lawful papers and legal instruments;
(5) execute all divisional, continuing, reissue and reexamination applications;
(6) make all rightful oaths; and (6) generally do any and every lawful act deemed necessary to aid and cooperate with the Assignee, its successors, legal representatives and assigns in perfecting and maintaining the entire interest conveyed herein and in obtaining and enforcing proper patent or industrial property protection for said Invention in any country, particularly in cases of opposition, interference and litigation;

U.S.PATENT APPLICATION NO.  60/488,091             ATTORNEY DOCKET NO.  4393-003



         AND EACH ASSIGNOR HEREBY covenants and agrees that the rights and obligations set forth in this instrument shall be binding upon, and inure to the benefit of, his heirs, legal representatives, successors and assigns;

         AND EACH ASSIGNOR HEREBY grants the Assignee, its successors, legal representatives and assigns, the power to insert on this instrument any further identification that may be necessary or desirable to comply with the recordation rules of any appropriate and competent authority, including, without limitation, the United States Patent and Trademark Office.

         AND THE PARTIES HEREBY agree that this Assignment may be executed in two or more counterparts each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         IN TESTIMONY WHEREOF, the Assignors and Assignee hereunto set their hands and seals the day and year set opposite their signatures.*



            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.
       THE SIGNATURES OF THE PARTIES APPEAR ON THE NEXT SUCCEEDING PAGES.]








--------
*This Assignment should preferably be signed before: (a) a Notary Public if within the U.S.A. (b) a U.S. Consul if outside the U.S.A. If neither, then it should be signed before at least two witnesses. In all cases any formalities of execution required by the by-laws of the assignor company and the state or country having jurisdiction over the assignor, should be observed.

U.S.PATENT APPLICATION NO.  60/488,091             ATTORNEY DOCKET NO.  4393-003




BY ASSIGNOR:


Date:
       ---------------                      ----------------------------------
                                            GEORGE H. JOHNSON

WITNESSED BY:

Date:
       ---------------                      ----------------------------------

Date:
       ---------------                      ----------------------------------


State of          DE     )
                         )   ss:
County of         NC     )

          This __ day of ___ 2003, before me personally came the above-named Assignor to me personally known as the individual who executed the foregoing assignment, who acknowledged to me that he executed the same of his own free will for the purposes therein set forth.


NOTARY
SEAL
                                            ----------------------------------
                                            My commission expires:

U.S.PATENT APPLICATION NO.  60/488,091             ATTORNEY DOCKET NO.  4393-003




BY ASSIGNOR:


Date:
     -----------------                         ---------------------------------
                                               WILLIAM L. JOHNSON

WITNESSED BY:

Date:
     -----------------                         ---------------------------------

Date:
     -----------------                         ---------------------------------




State of          DE    )
                        )    ss:
County of         NC    )


          This ___ day of ____ 2003, before me personally came the above-named Assignor to me personally known as the individual who executed the foregoing assignment, who acknowledged to me that he executed the same of his own free will for the purposes therein set forth.



NOTARY                                      -------------------------------
SEAL                                        My commission expires:

U.S.PATENT APPLICATION NO.  60/488,091             ATTORNEY DOCKET NO.  4393-003



BY ASSIGNEE:


Date:                                 MURRAY UNITED DEVELOPMENT CORPORATION.
      -----------------------

                                      BY:
                                           ---------------------------
                                      PRINTED:  ANTHONY S. CAMPO
                                              ------------------------
                                      TITLE:  EXECUTIVE VICE PRESIDENT
                                              ------------------------
WITNESSED BY:

Date:
      -----------------------                            ---------------------

Date:
      -----------------------                            ---------------------



State of  New York     )
                       )    ss:
County of Suffolk      )

          This ___ day of ____, 2003, before me personally came the above-named Assignor to me personally known as the individual who executed the foregoing assignment, who acknowledged to me that he executed the same of his own free will for the purposes therein set forth.



                             -----------------------
                             My commission expires:


                                             NOTARY SEAL